Management’s Remediation Plan

Management is implementing enhancements to the Registrant’s disclosure controls and procedures and internal control over financial reporting to remediate the material weakness described above. These enhancements are expected to include experienced personnel; strengthened management oversight of total return swap reconciliations, classification, and presentation procedures; expanded procedures performed by the fund accountant with respect to the completeness, accuracy, classification, and presentation of total return swap activity and related broker balances; and periodic reporting to management and the Board regarding remediation progress, open items, and testing results.

The material weakness will not be considered remediated until the applicable controls have operated for a sufficient period of time and management has concluded, through testing and documented evaluation, that such controls are designed and operating effectively.